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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 12, 2000
                                                 ------------------------------

                              Heilig-Meyers Company
                              ---------------------
             (Exact name of registrant as specified in its charter)


 Virginia                              1-8484                 54-0558861
-------------------------------     ------------       --------------------
(State or other jurisdiction of     (Commission          (IRS Employer
      incorporation)                file number)        Identification No.)



 12560 West Creek Parkway, Richmond, Virginia               23238
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code         (804) 784-7300
                                                   -----------------------------


                                      N/A
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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          On September 12, 2000, Heilig-Meyers Company, a Virginia corporation
(the "Company"), issued a press release announcing that the United States Bankruptcy Court for the Eastern District of Virginia had approved (i) the Company's plan to outsource its customer credit program and (ii) the Company's proposed liquidation program for stores identified by the Company for closure. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------


     (c)  Exhibits
          --------

          The following exhibit is filed as a part of this report:

          99.1  Press Release dated September 12, 2000.


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                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HEILIG-MEYERS COMPANY


Date:  September 21, 2000      By:     /s/ Donald S. Shaffer
                                      ------------------------------------------
                                           Donald S. Shaffer
                                           President and
                                           Chief Executive Officer


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                                 Exhibit Index
                                 -------------

Exhibit
No.        Description
-------    -------------------------------------------------------


99.1    Press Release dated September 12, 2000


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